PURCHASE AGREEMENT
               Applebee's Neighborhood Grill & Bar
                           Stow, Ohio

THIS AGREEMENT, entered into effective as of the Effective Date set forth on the Purchase Agreement Data Sheet attached hereto and incorporated herein by reference. Capitalized terms not otherwise defined herein are defined in the Purchase Agreement Data Sheet attached hereto and incorporated herein by reference.

l.PARTIES.  Seller owns the Undivided Percentage Interest in  the fee title to that certain real property legally described in the attached Exhibit "A" (the "Entire Property"). Seller wishes to sell and Buyer wishes to buy a portion as tenant in common of Seller's interest in the Entire Property.

2.PROPERTY.   The  Property  to be purchased  by  Buyer  in  this
  transaction  consists  of  an  Undivided  Percentage   Interest
  (hereinafter, simply the "Property") as tenant in common in the Entire Property.

3.PURCHASE   PRICE.   The  Purchase  Price  for  this  percentage
  interest  in  the  Entire  Property is  as  set  forth  on  the
  Purchase  Agreement  Data   Sheet, to  be  paid  all  cash  is
  $4,001,500.


4.TERMS.   Buyer will deposit the Purchase Price into  escrow  in
  sufficient time to allow escrow to close on the Closing Date.

5.CLOSING  DATE.   Escrow shall close on or  before  the  Closing
  Date.

6.DUE  DILIGENCE.   Buyer will have until the expiration  of  the
  fifteenth business day (the "Review Period") after delivery of each of following items, to be supplied by Seller, to conduct all of its inspections and due diligence and satisfy itself regarding each item, the Property, and this transaction. Buyer agrees to indemnify and hold Seller harmless for any loss or damage to the Entire Property or persons caused by Buyer or its agents arising out of such physical inspections of the Entire Property.

  (a)     One copy of a title insurance commitment for an Owner's
     Title insurance policy (see Paragraph 9 below).

  (b) A copy of a Certificate of Occupancy or other such document certifying completion and granting permission to permanently occupy the improvements on the Entire Property as are in Seller's possession.

  (c) A copy of an "as built" survey of the Entire Property done concurrent with Seller's acquisition of the Property, upon request.

  (d) Lease (as further set forth in Paragraph 11(a)(i) below) of the Entire Property showing occupancy date, lease expiration date, rent, and Guarantys, if any, accompanied by


Buyer Initial:  /s/ RE        Buyer Initial: /s/ SE
Purchase Agreement for Applebee's Neighborhood Grill & Bar - Stow, Ohio
KOE LLC


     such tenant financial statements as may have been provided most recently to Seller by the Tenant and/or Guarantors.

  Buyer may cancel this Agreement for ANY REASON in its sole discretion by delivering a cancellation notice, return receipt requested, to Seller and escrow holder before the expiration of the Review Period. Such notice shall be deemed effective only upon receipt by Seller.

  If Buyer cancels this Agreement as permitted under this Section, except for any escrow cancellation fees and any liabilities under the first paragraph of Section 7 of this Agreement (which will survive), Buyer (after execution of such documents reasonably requested by Seller to evidence the termination hereof) will have absolutely no rights, claims or interest of any type in connection with the Property or this transaction, regardless of any alleged conduct by Seller or anyone else.

  Unless this Agreement is canceled by Buyer pursuant to the terms hereof, if Buyer fails to pay the Purchase Price, Buyer irrevocably will be deemed to be in default under this Agreement. Seller may, at its option, declare this Agreement null and void, in which event Buyer will be deemed to have canceled this Agreement and relinquish all rights in and to the Property or Seller may exercise its rights under Section 14 hereof. If this Agreement is not canceled and the Purchase Price is paid when required, all of Buyer's conditions and contingencies will be deemed satisfied.

7.TITLE.   Closing  will be conditioned upon the agreement  of  a
  title company selected by Seller to issue a Standard Owners Title Insurance Policy, dated as of the close of escrow, in an amount equal to the Purchase Price, insuring that Buyer will own insurable title to the Property subject only to: the title company's standard exceptions; current real property taxes and assessments; survey exceptions; the rights of parties in possession pursuant to the lease defined in Paragraph 11 below; all matters of public record; and other items disclosed to Buyer during the Review Period.

  Buyer shall be allowed five (5) business days after receipt of said commitment for examination and the making of any objections to marketability thereto, said objections to be made to Seller in writing or deemed waived. If any objections are so made, the Seller shall be allowed eighty (80) days to make such title marketable or in the alternative to obtain a commitment for insurable title insuring over Buyer's objections. If Seller shall decide to make no efforts to make title marketable, or is unable to make title marketable or obtain insurable title, (after execution by Buyer of such documents reasonably requested by Seller to evidence the termination hereof) this Agreement shall be null and void and of no further force and effect. Seller has no obligation to
  spend   any  funds  or  make  any  effort  to  satisfy  Buyer's
  objections, if any.

  Pending satisfaction of Buyer's objections, the payments hereunder required shall be postponed, but upon satisfaction of Buyer's objections and within ten (10) days after written notice of satisfaction of Buyer's objections to the Buyer, the parties shall perform this Agreement according to its terms.


Buyer Initial:  /s/ RE        Buyer Initial: /s/ SE
Purchase Agreement for Applebee's Neighborhood Grill & Bar - Stow, Ohio
KOE LLC




8.CLOSING  COSTS.   Buyer  shall pay up to  1.5  percent  of  the
  Purchase Price toward closing costs, which shall include escrow fees, all recording fees, transfer taxes and clerk's fees imposed upon the recording of the deed, the cost of the title commitment, the cost of an update to the Survey in Sellers possession (if an update is required by Buyer), and the cost of issuing a Standard Owners Title Insurance Policy in the full amount of the purchase price, if Buyer shall decide to purchase the same. Seller shall pay any Closing Costs in excess of 1.5 percent of the Purchase Price, and any brokerage commissions payable. Each party will pay its own attorney's fees, accounting, financial planning, inspection or other transaction-related costs to document and close this transaction.

 9.    REAL ESTATE TAXES, SPECIAL ASSESSMENTS AND PRORATIONS.

  (a)     Because the Entire Property (of which the Property is a
     part) is subject to a net lease (as further set forth in Paragraph 11(a)(i)), the parties acknowledge that there shall be no need for a real estate tax proration. However, Seller represents that to the best of its knowledge, all real estate taxes and installments of special assessments due and payable in all years prior to the year of Closing have been paid in full. Unpaid real estate taxes and unpaid levied and pending special assessments existing on the date of Closing shall be the responsibility of Buyer and Seller in proportion to their respective Tenant in Common interests, pro-rated, however, to the date of Closing for the period prior to Closing, which shall be the responsibility of Seller if Tenant shall not pay the same. Seller and Buyer shall likewise pay all taxes due and payable in the year after Closing and any unpaid installments of special assessments payable therewith and thereafter, if such unpaid levied and pending special assessments and real estate taxes are not paid by any tenant of the Entire Property. As a result of this transaction, the School Board may file a complaint to raise taxes back to January 1 of the current year to reflect the new value on the whole 100% interest.

  (b) All income and all operating expenses from the Entire Property shall be prorated between the parties and adjusted by them as of the date of Closing. Seller shall be entitled to all income earned and shall be responsible for all expenses incurred prior to the date of Closing, and Buyer shall be entitled to its proportionate share of all income earned and shall be responsible for its proportionate share of all operating expenses of the Entire Property incurred on and after the date of Closing.

10.    SELLER'S REPRESENTATION AND AGREEMENTS.

  (a)    Seller represents and warrants as of this date that:

     (i) Except for the Lease Agreement (as set forth in the Purchase Agreement Data Sheet) Seller is not aware of any leases of the Property.

     (ii) It is not aware of any pending litigation or condemnation proceedings against the Property or Seller's interest in the Property.

     (iii) Except as previously disclosed to Buyer and as permitted in Paragraph (b) below, Seller is not aware of any contracts Seller has executed that would be binding on Buyer after the Closing Date. Provided, however, to the extent the

Buyer Initial:  /s/ RE        Buyer Initial: /s/ SE
Purchase Agreement for Applebee's Neighborhood Grill & Bar - Stow, Ohio
KOE LLC


       Lease Agreement of the Entire Property as set forth on the Purchase Agreement Data Sheet contains any right of first refusal in favor of the Lessee as set forth in the Lease Agreement, which right, if any, shall apply to any attempted disposition of the Property by Buyer after this transaction. Buyer's ability to purchase the Property may be subject to receipt by Seller of a waiver of first right of refusal from Lessee. If such waiver is required, this waiver must be signed by the Lessee and received by Seller prior to the close of escrow. If Seller cannot obtain the waiver, this Agreement shall become null and void and neither party shall have any liability to the other.

  (b) Provided that Buyer performs its obligations when required, Seller agrees that it will not enter into any new contracts that would materially affect the Property and be binding upon Buyer after the Closing Date without Buyer's prior consent, which will not be unreasonably withheld.

11.    DISCLOSURES.

  (a) Seller has not received any notice of any material, physical, or mechanical defects of the Entire Property, including without limitation, the plumbing, heating, air conditioning, ventilating or electrical system. To the best of Seller's knowledge without inquiry, all such items are in good operating condition and repair and in compliance with all applicable governmental, zoning, and land use laws, ordinances, regulations and requirements. If Seller shall receive any notice to the contrary prior to Closing, Seller will inform Buyer prior to Closing.

  (b) Seller has not received any notice that the use and operation of the Entire Property is not in full compliance with applicable building codes, safety, fire, zoning, and land use laws, and other applicable local, state and federal laws, ordinances, regulations and requirements. If Seller shall receive any notice to the contrary prior to Closing, Seller will inform Buyer prior to Closing.

  (c) Seller knows of no facts nor has Seller failed to disclose to Buyer any fact known to Seller which would prevent the Tenant from using and operating the Entire Property after the Closing in the manner in which the Entire Property has been used and operated prior to the date of this Agreement. If Seller shall receive any notice to the contrary prior to Closing, Seller will inform Buyer prior to Closing.

  (d) Seller has not received any notice that the Entire Property is in violation of any federal, state or local law, ordinance, or regulations relating to industrial hygiene or the environmental conditions on, under, or about the Entire Property, including, but not limited to, soil, and groundwater conditions. To the best of Seller's knowledge, there is no proceeding or inquiry by any governmental authority with respect to the presence of hazardous materials on the Entire Property or the migration of hazardous materials from or to other property. Buyer agrees that Seller will have no liability of any type to Buyer or Buyer's successors, assigns, or affiliates in connection with any hazardous materials on or in connection with the Entire Property either before or after the Closing Date, except such hazardous materials on or in connection with the Entire Property arising out of Seller's gross negligence or intentional misconduct. If Seller shall receive any notice to the contrary prior to Closing, Seller will inform Buyer prior to Closing.


Buyer Initial:  /s/ RE        Buyer Initial: /s/ SE
Purchase Agreement for Applebee's Neighborhood Grill & Bar - Stow, Ohio
KOE LLC



  (e) BUYER AGREES THAT IT SHALL BE PURCHASING THE PROPERTY IN ITS PRESENT CONDITION, AS IS, WHERE IS, AND THAT SELLER HAS NO OBLIGATIONS TO CONSTRUCT OR REPAIR ANY IMPROVEMENTS THEREON OR TO PERFORM ANY OTHER ACT REGARDING THE PROPERTY, EXCEPT AS EXPRESSLY PROVIDED HEREIN.

  (f)  BUYER ACKNOWLEDGES THAT, HAVING BEEN GIVEN THE OPPORTUNITY
     TO INSPECT THE ENTIRE PROPERTY AND SUCH FINANCIAL INFORMATION ON THE LESSEE AND ANY GUARANTORS OF THE LEASE AS BUYER OR ITS ADVISORS SHALL REQUEST, IF IN SELLER'S POSSESSION, BUYER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED BY SELLER OR TO BE PROVIDED EXCEPT AS
     SET  FORTH  HEREIN.   BUYER FURTHER  ACKNOWLEDGES  THAT  THE
     INFORMATION PROVIDED AND TO BE PROVIDED BY SELLER WITH RESPECT TO THE PROPERTY, THE ENTIRE PROPERTY AND TO THE LESSEE AND ANY GUARANTORS OF LEASE WAS OBTAINED FROM A VARIETY OF SOURCES AND SELLER NEITHER (A) HAS MADE INDEPENDENT INVESTIGATION OR
     VERIFICATION  OF  SUCH  INFORMATION,  NOR  (B)   MAKES   ANY
     REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION EXCEPT AS SET FORTH HEREIN. THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" BASIS AND BUYER EXPRESSLY ACKNOWLEDGES THAT, IN CONSIDERATION OF THE AGREEMENTS OF SELLER HEREIN, EXCEPT AS OTHERWISE SPECIFIED IN PARAGRAPH 11(A) AND (B) ABOVE AND THIS PARAGRAPH 12, SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF
     CONDITION,  HABITABILITY,  TENANTABILITY,  SUITABILITY   FOR
     COMMERCIAL PURPOSES, MERCHANTABILITY, PROFITABILITY, OR FITNESS FOR A PARTICULAR PURPOSE, IN RESPECT OF THE PROPERTY. SELLER MAKES NO REPRESENTATIONS OF ANY SORT THAT OWNERSHIP OF THE ENTIRE PROPERTY OR OWNERSHIP OF AN INTEREST IN THE PROPERTY WILL RESULT IN A PROFIT TO ANY BUYER.

  (g)   BUYER ACKNOWLEDGES THAT SELLER CANNOT, AND DOES NOT, MAKE
     ANY REPRESENTATION AS TO (A) THE SUCCESS, OR LACK THEREOF, OF THE ENTIRE PROPERTY, THE OWNERSHIP OF THE ENTIRE PROPERTY OR OWNERSHIP OF AN INTEREST IN THE PROPERTY, (B) THE LESSEE AND ANY GUARANTORS OF THE LEASE OR THEIR ABILITY TO FULFILL THEIR LEASE OBLIGATIONS, OR (C) THE APPROPRIATENESS OF PURCHASING THE ENTIRE PROPERTY OR AN INTEREST IN THE PROPERTY FOR THE BUYER'S INDIVIDUAL TAX OR FINANCIAL SITUATION OR TAX OR FINANCIAL OBJECTIVES. BUYER ACKNOWLEDGES THAT HE OR SHE IS RELYING SOLELY UPON HIS OR HER OWN EXAMINATION OF THE ENTIRE PROPERTY, THE OWNERSHIP OF THE ENTIRE PROPERTY OR PURCHASE OF AN INTEREST IN THE PROPERTY, AND ALL FACTS SURROUNDING THE PURCHASE OF THE ENTIRE PROPERTY OR THE PURCHASE OF AN INTEREST IN THE PROPERTY INCLUDING THE MERITS AND RISKS INVOLVED THEREIN.

  The provisions (d) - (g) above shall survive Closing.

12.    CLOSING.

  (a) Before the Closing Date, Seller will deposit into escrow an executed special warranty deed warranting title against lawful claims by, through, or under a conveyance from Seller, but not further or otherwise, conveying insurable title of the Property to Buyer, subject to the exceptions contained in Paragraph 8 above.


Buyer Initial:  /s/ RE        Buyer Initial: /s/ SE
Purchase Agreement for Applebee's Neighborhood Grill & Bar - Stow, Ohio
KOE LLC



  (b) On or before the Closing Date, Buyer will deposit into escrow: the Purchase Price when required under Section 5; any additional funds required of Buyer, (pursuant to this Agreement or any other agreement executed by Buyer) to close escrow. Both parties will sign and deliver the Co-Tenancy Ownership Covenants and Co-Tenancy Administration Agreement, and deliver to the escrow holder any other documents reasonably required by the escrow holder to close escrow.

  (c) On the Closing Date, if escrow is in a position to close, the escrow holder will: record the deed in the official records of the county where the Property is located; cause the title company to commit to issue the title policy; immediately deliver to Seller the portion of the Purchase Price deposited into escrow by cashier's check or wire transfer (less debits and prorations, if any); deliver to Seller and Buyer a signed counterpart of the escrow holder's certified closing statement and take all other actions necessary to close escrow.

13.     DEFAULTS.   If  Buyer defaults, Buyer  will  forfeit  all
  rights and claims and Seller will be relieved of all obligations and will be entitled to retain all monies heretofore paid by the Buyer. In addition, Seller shall retain all remedies available to Seller at law or in equity.

  If Seller shall default, Buyer irrevocably waives any rights to file a lis pendens, a specific performance action or any other claim, action or proceeding of any type in connection with the Property or this or any other transaction involving the Property, and will not do anything to affect title to the Property or hinder, delay or prevent any other sale, lease or other transaction involving the Property (any and all of which will be null and void), unless: it has deposited the Purchase Price into escrow, performed all of its other obligations and satisfied all conditions under this Agreement, and unconditionally notified Seller that it stands ready to tender full performance, purchase the Property and close escrow as per this Agreement, regardless of any alleged default or misconduct by Seller. Provided, however, that in no event shall Seller be liable for any actual, punitive, consequential or speculative damages arising out of any default by Seller hereunder.

14. BUYER'S REPRESENTATIONS AND WARRANTIES. Buyer represents and warrants to Seller as follows:

  (a) In addition to the acts and deeds recited herein and contemplated to be performed, executed, and delivered by Buyer, Buyer shall perform, execute and deliver or cause to be performed, executed, and delivered at the Closing or after the Closing, any and all further acts, deeds and assurances as Seller or the title company may require and be reasonable in order to consummate the transactions contemplated herein.

  (b) Buyer has all requisite power and authority to consummate the transaction contemplated by this Agreement and has by proper proceedings duly authorized the execution and delivery of this Agreement and the consummation of the transaction contemplated hereby.

  (c)      To   Buyer's  knowledge,  neither  the  execution  and
     delivery of this Agreement nor the consummation of the transaction contemplated hereby will violate or be in conflict with (a) any applicable provisions of law, (b) any order of any court or other agency of government having


Buyer Initial:  /s/ RE        Buyer Initial: /s/ SE
Purchase Agreement for Applebee's Neighborhood Grill & Bar - Stow, Ohio
KOE LLC


     jurisdiction hereof, or (c) any agreement or instrument to which Buyer is a party or by which Buyer is bound.

15.    DAMAGES, DESTRUCTION AND EMINENT DOMAIN.

  (a) If, prior to Closing, the Property or any part thereof be destroyed or further damaged by fire, the elements, or any cause, due to events occurring subsequent to the date of this Agreement to the extent that the cost of repair exceeds $10,000.00, this Agreement shall become null and void, at Buyer's option exercised, if at all, by written notice to Seller within ten (10) days after Buyer has received written notice from Seller of said destruction or damage. Seller, however, shall have the right to adjust or settle any insured loss until (i) all contingencies set forth in Paragraph 7 hereof have been satisfied, or waived; and (ii) any ten-day period provided for above in this Subparagraph 16a for Buyer to elect to terminate this Agreement has expired or Buyer has, by written notice to Seller, waived Buyer's right to terminate this Agreement. If Buyer elects to proceed and to consummate the purchase despite said damage or destruction, there shall be no reduction in or abatement of the Purchase Price, and Seller shall assign to Buyer the Seller's right, title, and interest in and to all insurance proceeds (pro-rata in relation to the Entire Property) resulting from said damage or destruction to the extent that the same are payable with respect to damage to the Property, subject to rights of any Tenant of the Entire Property.

     If the cost of repair is less than $10,000.00, Buyer shall be obligated to otherwise perform hereinunder with no adjustment to the Purchase Price, reduction or abatement, and Seller shall assign Seller's right, title and interest in and to all insurance proceeds pro-rata in relation to the Entire Property, subject to rights of any Tenant of the Entire Property.

  (b) If, prior to Closing, the Property, or any part thereof, is taken by eminent domain, this Agreement shall become null and void, at Buyer's option. If Buyer elects to proceed and to consummate the purchase despite said taking, there shall be no reduction in, or abatement of, the Purchase Price, and Seller shall assign to Buyer the Seller's right, title, and interest in and to any award made, or to be made, in the condemnation proceeding pro-rata in relation to the Entire Property, subject to rights of any Tenant of the Entire Property.

  In the event that this Agreement is terminated by Buyer as provided above in Subparagraph 16a or 16b, Buyer agrees to execute such documents reasonably requested by Seller to evidence the termination hereof.

16. BUYER'S 1031 TAX FREE EXCHANGE. While Seller acknowledges that Buyer is purchasing the Property as "replacement property" to accomplish a tax free exchange, Buyer acknowledges that Seller has made no representations, warranties, or agreements to Buyer or Buyer's agents that the transaction contemplated by the Agreement will qualify for such tax treatment, nor has there been any reliance thereon by Buyer respecting the legal or tax implications of the transactions contemplated hereby. Buyer further represents that it has sought and obtained such third party advice and counsel as it deems necessary in regards to the tax implications of this transaction.


Buyer Initial:  /s/ RE        Buyer Initial: /s/ SE
Purchase Agreement for Applebee's Neighborhood Grill & Bar - Stow, Ohio
KOE LLC


  Buyer wishes to novate/assign the ownership rights and interest of this Purchase Agreement to an Accommodator to perfect the 1031 exchange by preparing an agreement of exchange of Real Property whereby the Accommodator will be an independent third party purchasing the ownership interest in subject Property from Seller and selling the ownership interest in subject Property to Buyer under the same terms and conditions as documented in this Purchase Agreement. Buyer asks the Seller, and Seller agrees to cooperate in the perfection of such an exchange if at no additional cost or expense to Seller or delay in time. Buyer hereby indemnifies and holds Seller harmless from any claims and/or actions resulting from said exchange. Pursuant to the direction of Accommodator, Seller will deed the property to Buyer.

17. CANCELLATION. If any party elects to cancel this Contract because of any breach by another party or because escrow fails to close by the agreed date, the party electing to cancel shall deliver to the escrow agent a notice containing the address of the party in breach and stating that this Contract shall be cancelled unless the breach is cured within 13 days following the delivery of the notice to the escrow agent. Within three days after receipt of such notice, the escrow agent shall send it by United States Mail to the party in breach at the address contained in the notice and no further notice shall be required. If the breach is not cured within the 13 days following the delivery of the notice to the escrow agent, this Contract shall be cancelled.

18.    MISCELLANEOUS.

  (a) This Agreement may be amended only by written agreement signed by both Seller and Buyer, and all waivers must be in writing and signed by the waiving party. Time is of the essence. This Agreement will not be construed for or against a party whether or not that party has drafted this Agreement. If there is any action or proceeding between the parties relating to this Agreement the prevailing party will be entitled to recover attorney's fees and costs. This is an integrated agreement containing all agreements of the parties about the Property and the other matters described, and it supersedes any other agreements or understandings. Exhibits and Data Sheet attached to this Agreement are incorporated into this Agreement.

  (b) If this escrow has not closed by the Closing Date, through no fault of Seller, Seller may either, at its election, extend the Closing Date or exercise any remedy available to it by law, including terminating this Agreement.

  (c) Funds to be deposited or paid by Buyer must be good and clear funds in the form of cash, cashier's checks or wire transfers.

  (d) All notices from either of the parties hereto to the other shall be in writing and shall be considered to have been duly given or served if sent by first class certified mail, return receipt requested, postage prepaid, or by a nationally recognized courier service guaranteeing overnight delivery to the party at his or its address set forth on the Purchase Agreement Data Sheet, or to such other address as such party may hereafter designate by written notice to the other party.

Buyer Initial:  /s/ RE        Buyer Initial: /s/ SE
Purchase Agreement for Applebee's Neighborhood Grill & Bar - Stow, Ohio
KOE LLC



When accepted, this offer will be a binding agreement for valid and sufficient consideration which will bind and benefit Buyer, Seller and their respective successors and assigns. Buyer is submitting this offer by signing a copy of this offer and delivering it to Seller. Seller has five (5) business days from receipt within which to accept this offer.

This   Agreement  shall  be  governed  by,  and  interpreted   in
accordance with, the laws of the state where the Entire Property is situate.




      (THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)



Buyer Initial:  /s/ RE        Buyer Initial: /s/ SE
Purchase Agreement for Applebee's Neighborhood Grill & Bar - Stow, Ohio
KOE LLC




IN WITNESS WHEREOF, the Seller and Buyer have executed this Agreement effective as of the Effective Date set forth on the Purchase Agreement Data Sheet attached hereto and incorporated herein by reference.

                                SELLER:
                                AEI Real Estate Fund XVIII Limited Partnership
                                By:     AEI Fund Management XVIII, Inc.
                                Its:    Corporate General Partner


                                By: /s/ ROBERT P JOHNSON
                                        Robert P. Johnson, its President
WITNESS:

/s/ M LATTIMORE
(Witness Signature)

Marni Lattimore
(Print Name)

30 E Seventh St Suite 1300
(Print Address)

St. Paul, MN  55101


                                SELLER:
                                AEI  Net  Lease Income  &  Growth
                                Fund XIX Limited Partnership
                                By:   AEI  Fund  Management  XIX, Inc.
                                Its: Corporate General Partner


                                By:/s/ ROBERT P JOHNSON
                                       Robert P. Johnson, its President
WITNESS:

/s/ M LATTIMORE
(Witness Signature)

Marni Lattimore
(Print Name)

30 E Seventh St Suite 1300
(Print Address)

St. Paul, MN  55101




Buyer Initial:  /s/ RE        Buyer Initial: /s/ SE
Purchase Agreement for Applebee's Neighborhood Grill & Bar - Stow, Ohio
KOE LLC


                                BUYER:

                                KOE LLC

                                By: /s/ RONNIE ERICKSON
                                        Ronnie Erickson, Managing Member



WITNESS:

/s/ CHRISTOPHER R OLSON
(Witness Signature)

Christopher R Olson
(Print Name)

7207 Forestview Lane N
(Print Address)

Maple Grove, MN  55369


                                KOE LLC

                                By: /s/ STACY ERICKSON
                                        Stacy Erickson, Managing Member


WITNESS:

/s/ CHRISTOPHER R OLSON
(Witness Signature)

Christopher R Olson
(Print Name)

7207 Forestview Lane N
(Print Address)

Maple Grove, MN  55369




Buyer Initial:  /s/ RE        Buyer Initial: /s/ SE
Purchase Agreement for Applebee's Neighborhood Grill & Bar - Stow, Ohio
KOE LLC



                  Purchase Agreement Data Sheet


The following terms are to be incorporated by reference into that certain Purchase Agreement between the herein defined Buyer and Seller to which this Data Sheet is attached.


Effective Date of Purchase Agreement:   October 19, 2005

Property Name & Street Address:         Applebee's Neighborhood Grill & Bar
                                        4296 Kent Road
                                        Stow, Ohio 44224


Seller's Name and Address for           AEI Real Estate Fund XVIII
Purposes of Notice:                     Limited    Partnership
                                        AEI Net Lease Income & Growth
                                        Fund XIX Limited Partnership
                                        30 East Seventh Street, Suite
                                        1300
                                        St. Paul, MN 55101



Seller's Undivided Percentage           Fund XVIII - 50.000%
Ownership Interest:                     Fund XIX - 50.000%


Buyer's Name and Address for            KOE LLC
Purposes of Notice:                     Ronnie Erickson, Managing Member
                                        Stacy Erickson, Managing Member
                                        3065 South Coon Creek Drive
                                        Andover, MN 55304


Buyer's Percentage Undivided Ownership
Interest being Purchased:               100.000%

Purchase Price:                         $ 4,001,500

Closing Date:                           November 11, 2005

Lease Agreement:                        Lease between PRECO II CRIC
                                        LLC (as "Landlord") and APPLE
                                        OHIO LLC (as "Tenant") dated
                                        October 21, 2003; that
                                        Guaranty dated October 21,
                                        2003; that Memorandum of Lease
                                        dated October 21, 2003; that
                                        Landlord Agreement dated
                                        October 21, 2003; that Letter
                                        dated October 23, 2003
                                        evidencing the commencement
                                        date; that Open-End Leasehold
                                        Mortgage, Security Agreement,
                                        Financing Statement,
                                        Assignment of Rents and leases
                                        and Fixture Filing dated
                                        October 23, 2003; that Letter
                                        dated October 23, 2003 as
                                        notification of Agent's
                                        address; that Assignment and
                                        Assumption of Lease dated
                                        April 30, 2004 assigning
                                        Landlord's interest to AEI
                                        Real Estate Fund XVIII Limited
                                        Partnership and AEI Net Lease
                                        Income & Growth Fund XIX
                                        Limited Partnership; that
                                        Tenant Estoppel Certificated
                                        dated April 27, 2004 and that
                                        Consent Agreement dated April
                                        30, 2004.

                                        The above-referenced lease
                                        includes a right of first
                                        refusal in favor of the Tenant
                                        as set forth in Article 21 of
                                        said lease, which right will
                                        apply to any attempted
                                        disposition of Property by
                                        Buyer after this transaction.
                                        Accommodator Name & Address:



Buyer Initial:  /s/ RE        Buyer Initial: /s/ SE
Purchase Agreement for Applebee's Neighborhood Grill & Bar - Stow, Ohio
KOE LLC



                            EXHIBIT A
                 Legal Description for Property

SITUATED IN THE CITY OF STOW, COUNTY OF SUMMIT AND STATE OF  OHIO
AND  KNOWN AS BEING PART OF LOT 29 OF THE ORIGINAL STOW  TOWNSHIP
AND MORE FULLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT AT THE SOUTHWEST CORNER OF SAID LOT 29; THENCE NORTH 04 DEG. 19' 45" WEST ALONG THE WESTERLY LINE OF SAID LOT 29 A DISTANCE OF 1640.28 FEET TO A POINT; THENCE NORTH 85 DEG. 40' 15" EAST A DISTANCE OF 283.01 FEET TO A POINT; THENCE NORTH 04 DEG. 19' 45" WEST A DISTANCE OF 196.18 FEET TO A POINT; THENCE SOUTH 82 DEG. 17' 36" EAST ALONG THE SOUTHERLY LINE OF KENT ROAD (S.R. 59) A DISTANCE OF 42.96 FEET TO A POINT; THENCE SOUTH 85 DEG. 05' 10" EAST ALONG THE SOUTHERLY LINE OF SAID KENT ROAD A DISTANCE OF 491.88 FEET TO A POINT; THENCE SOUTH 81 DEG. 28' 35" EAST ALONG THE SOUTHERLY LINE OF SAID KENT ROAD A DISTANCE OF 144.50 FEET TO A POINT; THENCE SOUTH 82 DEG. 03' 43" EAST ALONG THE SOUTHERLY LINE OF SAID KENT ROAD A DISTANCE OF
37.88 FEET TO A P.K. NAIL, WHICH IS THE TRUE PLACE OF BEGINNING FOR THE PARCEL OF LAND HEREIN DESCRIBED; THENCE CONTINUING SOUTH 82 DEG. 03' 43" EAST ALONG THE SOUTHERLY LINE OF SAID KENT ROAD A DISTANCE OF 73.30 FEET TO A 5/8" CAPPED REBAR (T.E. GIFFELS 5960) SET AT A POINT OF CURVATURE; THENCE ALONG THE ARC OF A CIRCLE CURVING TO THE LEFT HAVING A CENTRAL ANGLE OF 01 DEG. 18' 12" A RADIUS OF 2822.04 FEET, A TANGENT OF 32.10 FEET, A CHORD OF 64.19 FEET, A CHORD BEARING SOUTH 81 DEG. 10' 12" EAST, AND AN ARC LENGTH OF 64.19 FEET TO A DRILL HOLE SET; THENCE SOUTH 09 DEG. 16' 55" WEST A DISTANCE OF 1.58 FEET TO A 5/8" CAPPED REBAR (T.
E. GIFFELS 5960) SET; THENCE SOUTH 78 DEG. 37' 30" EAST ALONG THE SOUTHERLY LINE OF SAID KENT ROAD A DISTANCE OF 12.47 FEET TO A 5/8" REBAR FOUND; THENCE NORTH 04 DEG. 47' 30" WEST A DISTANCE OF
1.04 FEET TO A DRILL HOLE SET; THENCE SOUTH 78 DEG. 37' 30" EAST ALONG THE SOUTHERLY LINE OF SAID KENT ROAD A DISTANCE OF 60.08 FEET TO A POINT; THENCE SOUTH 04 DEG. 07' 15" EAST A DISTANCE OF
237.40 FEET TO A 5/8" CAPPED REBAR (T.E. GIFFELS 5960) SET; THENCE SOUTH 85 DEG. 52' 45" WEST A DISTANCE OF 207.91 FEET TO A 5/8" CAPPED REBAR (T.E. GIFFELS 5960) SET; THENCE NORTH 03 DEG. 17' 38" WEST A DISTANCE OF 287.10 FEET TO A P.K. NAIL, WHICH IS THE TRUE PLACE OF BEGINNING, AND CONTAINING 1.2470 ACRES OF LAND, MORE OR LESS, AS SURVEYED IN APRIL 2004 BY LOUIS J. GIFFELS, REGISTERED SURVEYOR NO. 7790 WITH GBC DESIGN, INC.

TOGETHER WITH THE EASEMENT RIGHTS CONTAINED IN THE OPERATION AND EASEMENT AGREEMENT BETWEEN DAYTON HUDSON CORPORATION AND DEVELOPERS DIVERSIFIED REALTY CORPORATION FILED JULY 21, 1994 IN VOLUME OR 1721 PAGE 5 SUMMIT COUNTY RECORDS, AS AMENDED BY FIRST AMENDMENT FILED APRIL 18, 1996 IN VOLUME OR 2156, PAGE 1242 SUMMIT COUNTY RECORDS.

PARCEL NO. 56-16366
COMMONLY KNOWN AS: 4296 KENT ROAD, STOW, OH


Buyer Initial:  /s/ RE        Buyer Initial: /s/ SE
Purchase Agreement for Applebee's Neighborhood Grill & Bar - Stow, Ohio
KOE LLC